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Exhibit 99.1

LETTER OF TRANSMITTAL
Offer to Exchange
$225,000,000 7 3/8% Exchange Senior Notes Due 2014
for any and all outstanding
$225,000,000 7 3/8% Initial Senior Notes Due 2014
of
NEENAH PAPER, INC.
(Pursuant to the Prospectus dated                , 2005)

The Exchange Offer will expire at 5:00 P.M., New York City time, on                        , 2005,
unless extended (the "Expiration Date"). Tenders may be withdrawn at any time prior to 5:00 p.m.,
New York City time, on the Expiration Date.

The Exchange Agent for the Exchange Offer is:
 The Bank of New York Trust Company, N.A.

Delivery Instructions:

By Registered or Certified Mail, Hand Delivery or Overnight Courier:	By Facsimile:
The Bank of New York Trust Company, N.A. 101 Barclay Street, 7th Floor New York, New York 10286 Attention: Corporate Trust Operations	The Bank of New York Trust Company, N.A. (212) 298-1915 Attention: Reorganization Department

For additional information or questions relating to the Exchange Offer, contact:

David Mauer
(212) 815-3687

        Delivery of this Letter of Transmittal to an address other than to the New York address as set forth above, or transmission to a facsimile number other than the one listed above, does not constitute valid delivery to the Exchange Agent.

        You should carefully read the instructions accompanying this Letter of Transmittal before completing this Letter of Transmittal.

        The undersigned hereby acknowledges receipt of the Prospectus, dated                , 2005 (as it may be amended or supplemented from time to time, the "Prospectus"), of Neenah Paper, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange up to $225,000,000 principal amount of its 7 3/8% Exchange Senior Notes due 2014 (the "Exchange Senior Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement of which the Prospectus is a part, for an identical principal amount of its outstanding 7 3/8% Initial Senior Notes due 2014 (the "Initial Senior Notes"). Recipients of the Prospectus should read the requirements described in the Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms not otherwise defined in this Letter of Transmittal are defined in the Prospectus.

        This Letter of Transmittal is to be used if (1) certificates of Initial Senior Notes are to be forwarded to the Exchange Agent, (2) delivery of Initial Senior Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth under the heading "The Exchange Offer—Procedures for Tendering" in the Prospectus or (3) tender of the Initial Senior Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer—Procedures for Tendering."

        Holders who wish to tender their Initial Senior Notes and (1) whose Initial Senior Notes are not immediately available, (2) who cannot deliver their Initial Senior Notes, this Letter of Transmittal or any other documents required by this Letter of Transmittal to the Exchange Agent on or prior to 5:00 p.m., New York City time, on the Expiration Date, or (3) who cannot complete the procedures for book-entry transfer on a timely basis, may tender their Initial Senior Notes according to the guaranteed delivery procedures set forth in the Prospectus under the heading "The Exchange Offer—Procedures for Tendering—Guaranteed Delivery Procedures." See Instruction 1 to this Letter of Transmittal.

        We expressly reserve the right, at any time or at various times, to extend the period of time during which the Exchange Offer is open. During any such extensions, all notes previously tendered will remain subject to the Exchange Offer, and we may accept them for exchange. However, we may delay acceptance of tendered notes; in such case, we will give oral or written notice of the extension to the holders of notes previously tendered.

        Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter of Transmittal should be directed to the Exchange Agent.

Note: Signatures must be provided below. Please read the accompanying instructions carefully. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

        List below the Initial Senior Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amount on a separate signed schedule and attach that schedule to this Letter of Transmittal. See Instruction 3 to this Letter of Transmittal.

All tendering holders must complete this box:

Description of Initial Senior Notes Tendered

Name(s) and Address(es) of Registered Holder(s) (Fill in, if Blank; please print)	Initial Senior Notes Tendered

	Certificate Number(s) (Attach additional list if necessary)*	Principal Amount (attach additional list if necessary)	Principal Amount Tendered (if less than all)**

Total Amount Tendered:

* Need not be completed by book-entry holders. Such holders should check the appropriate box below and provide the requested information.
** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Initial Senior Notes. All tenders must be in integral multiples of $1,000.

        The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Initial Senior Notes must complete this letter in its entirety.

        (The following boxes are to be checked only by Eligible Institutions (as defined in Instruction 1))

☐
CHECK HERE IF TENDERED INITIAL SENIOR NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT DTC AND COMPLETE THE FOLLOWING:
Name of Tendering Institution:

DTC Account Number:
Transaction Code Number:

☐
CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED INITIAL SENIOR NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:
Name(s) of Registered Holder(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution That Guaranteed Delivery:

If Guaranteed Delivery is to be made by book-entry transfer:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

☐
CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED INITIAL SENIOR NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO AND COMPLETE THE FOLLOWING:
Name:

Address:

Telephone Number and Contact Person:

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above described principal amount of Initial Senior Notes in exchange for an identical principal amount of Exchange Senior Notes. Subject to, and effective upon, the acceptance for exchange of the Initial Senior Notes tendered with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Initial Senior Notes as are being tendered with this Letter of Transmittal, including all rights to accrued and unpaid interest on such Initial Senior Notes as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer and as Trustee under the Indenture dated as of November 30, 2004 (the "Indenture") for the Initial Senior Notes and the Exchange Senior Notes) with respect to the tendered Initial Senior Notes, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver such Initial Senior Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Senior Notes to be issued in exchange for such Initial Senior Notes; (ii) present certificates for such Initial Senior Notes for transfer, and to transfer such Initial Senior Notes on the account books maintained by DTC; and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Initial Senior Notes, all in accordance with the terms and conditions of the Exchange Offer.

        The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, exchange, assign and transfer the Initial Senior Notes tendered hereby and to acquire Exchange Senior Notes issuable upon the exchange of such tendered Initial Senior Notes, (ii) when the Initial Senior Notes are accepted for exchange, the Company will acquire good, marketable and unencumbered title to such Initial Senior Notes, free and clear of all liens, restrictions, charges and encumbrances, and (iii) the Initial Senior Notes tendered with this Letter of Transmittal are not subject to any adverse claims or proxies.

        The undersigned agrees that it will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Initial Senior Notes tendered with this Letter of Transmittal.

        The undersigned further agrees that (i) acceptance of any tendered Initial Senior Notes by the Company and the issuance of Exchange Senior Notes in exchange for such Initial Senior Notes shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement dated as of November 30, 2004 among the Company and Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as initial purchasers (the "Registration Rights

Agreement") that contemplates the registration of the Exchange Senior Notes under the Securities Act and (ii) generally the Company shall have no further obligations or liabilities under the Registration Rights Agreement for the registration of the Initial Senior Notes or the Exchange Senior Notes.

        The undersigned represents that it has read and agrees to all of the terms of the Exchange Offer.

        The name(s) and address(es) of the registered holder(s) of the Initial Senior Notes tendered with this Letter of Transmittal should be printed below, if they are not already set forth above, as they appear on the certificates representing such Initial Senior Notes. The certificate number(s) and the Initial Senior Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

        The undersigned understands that tenders of Initial Senior Notes pursuant to any one of the procedures set forth in "The Exchange Offer—Procedures for Tendering" in the Prospectus and in the instructions to this Letter of Transmittal will, upon the Company's acceptance for exchange of such tendered Initial Senior Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Initial Senior Notes tendered.

        The Exchange Offer is not conditioned upon any principal amount of Initial Senior Notes being tendered for exchange. However, the Exchange Offer is subject to certain conditions set forth in the Prospectus under the heading "The Exchange Offer—Conditions to the Exchange Offer." The undersigned recognizes that, as a result of these conditions (which may be waived, in whole or in part, by the Company) and as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Initial Senior Notes tendered with this Letter of Transmittal and, in such event, the Initial Senior Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

        The undersigned acknowledges that the Exchange Offer is being made in reliance on the position of the staff of the Division of Corporate Finance of the Securities and Exchange Commission as set forth in certain interpretive letters addressed to unrelated third parties in other transactions substantially similar to the Exchange Offer, which lead the Company to believe that Exchange Senior Notes issued pursuant to the Exchange Offer to a holder in exchange for Initial Senior Notes may be offered for resale, resold and otherwise transferred by a holder other than (1) a broker-dealer that purchased Initial Senior Notes directly from the Company or an affiliate of the Company to resell them pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act, (2) an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act, (3) a holder that has engaged in, intends to engage in or has an arrangement or understanding with any person to participate in, a distribution of the Initial Senior Notes or the Exchange Senior Notes, (4) a holder that does not acquire the Exchange Senior Notes in the ordinary course of its business, or (5) a person acting on behalf of a person that cannot truthfully make the foregoing representations. Accordingly, the undersigned represents that (1) it is not a broker-dealer that acquired Initial Senior Notes directly from the Company or an affiliate of the Company, (2) it is not an "affiliate" of the Company as defined in Rule 405 under the Securities Act (or, if it is an affiliate, it will comply with any applicable registration and prospectus delivery requirements of the Securities Act), (3) it is not engaged in, does not intend to engage in, and has no arrangement or understanding with any person to participate in, the distribution of the Exchange Senior Notes, (4) it will acquire the Exchange Senior Notes in the ordinary course of its business, and (5) it is not acting on behalf of a person that cannot truthfully make the foregoing representations.

        If the undersigned is a broker-dealer that will receive Exchange Senior Notes for its own account in exchange for Initial Senior Notes, it further represents that it acquired the Initial Senior Notes for its own account as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Senior Notes. However, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of

Section 2(11) of the Securities Act. Failure to comply with any of the above-mentioned requirements could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by the Company.

        The undersigned acknowledges that if it is unable to make the above representations to the Company, it will not be able to rely on the interpretations of the staff of the Division of Corporate Finance of the Securities and Exchange Commission described above and, therefore, will be required to comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or other transfer of such Exchange Senior Notes unless such sale is made pursuant to an exemption from such requirements.

        In the event that a holder of Initial Senior Notes is not eligible to participate in the Exchange Offer because such holder is unable to make all of the above representations and warranties, the Company shall register the Initial Senior Notes in the shelf registration described in the Registration Rights Agreement. The Company is not required to register the Initial Senior Notes of any holder who does not agree in writing to be bound by the provisions of the Registration Rights Agreement applicable to such holder, including, without limitation, the following provisions relating to indemnification of the Company. Pursuant to the Registration Rights Agreement, the undersigned agrees, jointly and severally among themselves but severally and not jointly among all holders, as a holder of transfer restricted securities participating in a shelf registration, to indemnify and hold harmless the Company, its agents, employees, directors and officers and each person, if any, who controls the Company, within the meaning of the Securities Act or the Exchange Act, against any and all losses, claims, damages or liabilities, or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise (including, without limitation, the reasonable legal and other expenses reasonably incurred in connection with investigating or defending any suit, action or proceeding or any claim asserted) insofar as such losses, claims damages, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the shelf registration statement filed with respect to such Initial Senior Notes or the Prospectus or in any amendment thereof or supplement thereto or in any preliminary prospectus relating to the shelf registration or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that the untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with information relating to the undersigned furnished to the Company in writing by or on behalf of the undersigned expressly for use therein. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Registration Rights Agreement, including, without limitation, the provisions regarding notice, retention of counsel, contribution and payment of expenses set forth therein. The above summary of the indemnification provisions of the Registration Rights Agreement is not intended to be exhaustive and is qualified in its entirety by reference to the Registration Rights Agreement.

        Unless otherwise indicated in the section below entitled "Special Exchange Instructions" or the section below entitled "Special Delivery Instructions" in this Letter of Transmittal, certificates for all Exchange Senior Notes delivered in exchange for tendered Initial Senior Notes, and any Initial Senior Notes delivered with this Letter of Transmittal but not exchanged, will be registered in the name of the undersigned and will be delivered to the undersigned at the address shown below the signature of the undersigned. If an Exchange Senior Note is to be issued to a person other than the person(s) signing this Letter of Transmittal or if a Exchange Senior Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown in this Letter of Transmittal, the appropriate sections of this Letter of Transmittal should be completed. If Initial Senior Notes are surrendered by holder(s) that have completed either the section entitled "Special Exchange Instructions" or the section entitled "Special Delivery Instructions" in this Letter of Transmittal, all signatures must be guaranteed by an Eligible Institution (as defined in Instruction 1 to this Letter of Transmittal).

        All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned. Any obligation of the undersigned under this Letter of Transmittal shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Tendered Initial Senior Notes may be withdrawn in accordance with Instruction 4 to this Letter of Transmittal at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

        The undersigned, by completing the box entitled "Description of Initial Senior Notes Tendered" and signing this Letter, will be deemed to have tendered the Initial Senior Notes described in such box.

(Sign on the next page.)

Registered Holders of Initial Senior Notes Sign Here:

(In addition, complete the Substitute Form W-9 below)

Sign Here:	Authorized Signature of Registered Holder	Sign Here:	Authorized Signature of Registered Holder

Must be signed by registered holder(s) exactly as name(s) appear(s) on the Initial Senior Notes or on a security position listing the owner of the Initial Senior Notes or by the person(s) authorized to become the registered holder(s) by properly completed instruments of transfer transmitted with this Letter of Transmittal. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instructions 2 and 5 to this Letter of Transmittal.

(Please print.)

Name:	Name:
Title:	Title:
Address:	Address:

Telephone Number:	Telephone Number:
Dated:	Dated:
Taxpayer Identification or Social	Taxpayer Identification or Social
Security Number:	Security Number:

Signature Guarantee
(If required—see Instructions 2 and 5)

Signature(s) Guaranteed:	Date:
Authorized Signature:	Date:
Authorized Signature:	Date:
Name of Eligible Institution Guarantor(s):	Name:
Address:	Address:

Capacity (full title):	Capacity:
Telephone Number:	Telephone:

Special Exchange Instructions
(See Instructions 2, 5 and 6)

        To be completed only if the Exchange Senior Notes or any Initial Senior Notes that are not tendered or are not accepted are to be issued in the name of someone other than the undersigned.

        Issue:

  ☐
  Exchange Senior Notes to:

  ☐
  Initial Senior Notes to:
Name(s):

Address:

Telephone Number:
Book-Entry Transfer Facility Account:
Tax Identification or Social Security Number:
DTC Account Number:
Transaction Code Number:

Special Delivery Instructions
(See Instructions 2, 5 and 6)

        To be completed only if the Exchange Senior Notes or any Initial Senior Notes that are not tendered or are not accepted are to be sent to someone other than the undersigned or to the undersigned at an address other than the address set forth under "Description of Initial Senior Notes Tendered."

        Mail:

  ☐
  Exchange Senior Notes to:

  ☐
  Initial Senior Notes to:
Name(s):

Address:

Telephone Number:
Tax Identification or Social Security Number:

INSTRUCTIONS
(Forming part of the terms and conditions of the Exchange Offer)

1.     Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

        This Letter of Transmittal is to be completed either if (i) certificates are to be forwarded herewith or (ii) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer—Procedures for Tendering—Book-Entry Transfer" in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such Initial Senior Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to 5:00 p.m., New York City time, on the Expiration Date. The term "book-entry confirmation" means a timely confirmation of book-entry transfer of Initial Senior Notes into the Exchange Agent's account at DTC. Initial Senior Notes may be tendered in whole or in part in integral multiples of $1,000 principal amount at maturity.

        Holders who wish to tender their Initial Senior Notes and: (i) whose certificates for such Initial Senior Notes are not immediately available; (ii) who cannot deliver their certificates, this Letter of Transmittal and all other required documents to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date; or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Initial Senior Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth under "The Exchange Offer—Procedures for Tendering—Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form accompanying this Letter of Transmittal, must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date; and (iii) the certificates (or a book-entry confirmation) representing all tendered Initial Senior Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided under "The Exchange Offer—Procedures for Tendering—Guaranteed Delivery Procedures" in the Prospectus.

        The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent and must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery. For Initial Senior Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. As used herein, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," which is a member of one of the following recognized signature guarantee programs: (i) The Securities Transfer Agents Medallion Program; (ii) the New York Stock Exchange Medallion Signature Program; or (iii) the Stock Exchange Medallion Program.

        The method of delivery of Initial Senior Notes, this Letter of Transmittal and all other required documents is at the option and sole risk of the tendering holder, and delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery and proper insurance should be obtained. No Letter of Transmittal or Initial Senior Notes should be sent to the Company or to DTC.

        Any beneficial holder whose Initial Senior Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Initial Senior Notes in the Exchange Offer should contact such registered holder promptly and instruct such registered holder to tender on such beneficial holder's behalf. If a beneficial holder wishes to tender directly, the beneficial holder must, prior to completing and executing the Letter of Transmittal and tendering

Initial Senior Notes, either make appropriate arrangements to register ownership of the Initial Senior Notes in such beneficial holder's own name or obtain a properly completed bond power from the registered holder. Beneficial holders should be aware that the transfer of registered ownership may take considerable time.

        Delivery of this Letter of Transmittal to an address other than as set forth above does not constitute a valid delivery.

        The Company expressly reserves the right, at any time or from time to time, to extend the Expiration Date by complying with certain conditions set forth in the Prospectus.

        The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

2.     Guarantee of Signatures.

        No signature guarantee on this Letter of Transmittal is required if: (i) this Letter of Transmittal is signed by the registered holder (which shall include any participant in DTC whose name appears on a security position listing as the owner of the Initial Senior Notes) of Initial Senior Notes tendered herewith, unless such holder has completed either the section entitled "Special Exchange Instructions" or the section entitled "Special Delivery Instructions" above; or (ii) such Initial Senior Notes are tendered for the account of a firm that is an Eligible Institution. In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

3.     Inadequate Space.

        If the space provided in the box captioned "Description of Initial Senior Notes Tendered" is inadequate, the certificate number(s) or the principal amount of Initial Senior Notes and any other required information should be listed on a separately-signed schedule and attached to this Letter of Transmittal.

4.     Partial Tenders and Withdrawal Rights.

        Tenders of Initial Senior Notes will be accepted only in integral multiples of $1,000 principal amount. If less than all the Initial Senior Notes evidenced by any certificate submitted are to be tendered, fill in the principal amount of Initial Senior Notes that are to be tendered in the box entitled "Principal Amount Tendered (if less than all)." In such case, new certificate(s) for the remainder of the Initial Senior Notes that were evidenced by the old certificate(s) will be sent to the tendering holder, unless the appropriate sections on this Letter of Transmittal are completed, promptly after the Expiration Date. All Initial Senior Notes represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

        Except as otherwise provided herein, tenders of Initial Senior Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date, after which tenders of Initial Senior Notes are irrevocable. In order for a withdrawal to be effective, a written, telegraphic or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at its address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Initial Senior Notes to be withdrawn, the aggregate principal amount of Initial Senior Notes to be withdrawn (including the certificate or registration number(s) of the Initial Senior Notes or, in the case of Initial Senior Notes transferred by book-entry transfer, the name and account at DTC to be credited), and (if certificates for such Initial Senior Notes have been tendered) the name of the registered holder of the Initial Senior Notes as set forth on the certificate(s), if different from that of the person who tendered such Initial Senior Notes. The notice of withdrawal must also contain a statement that such holder is withdrawing its election to have those initial Senior notes exchanged.

        If certificates for Initial Senior Notes have been delivered or otherwise identified to the Exchange Agent, the notice of withdrawal must specify the serial numbers on the particular certificates for the Initial Senior Notes to be withdrawn. The signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Initial Senior Notes tendered for the account of an Eligible Institution. If Initial Senior Notes have been tendered pursuant to the procedures for book-entry transfer set forth under "The Exchange Offer—Procedures for Tendering—Book-Entry Transfer," in the Prospectus, the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Initial Senior Notes and must otherwise comply with the procedures of DTC. Withdrawals of tenders of Initial Senior Notes may not be rescinded. Initial Senior Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time prior to 5:00 p.m., New York City time, on the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer—Procedures for Tendering."

        All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. Neither the Company, any affiliates of the Company, the Exchange Agent or any other person shall be under any duty to give any notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Initial Senior Notes which have been tendered but that are withdrawn will be returned to the holder thereof promptly after withdrawal.

5.     Signatures on Letter of Transmittal, Assignments and Endorsements.

        If this Letter of Transmittal is signed by the registered holder(s) of the Initial Senior Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) or on a security position listing, without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Initial Senior Notes.

        If any of the Initial Senior Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any tendered Initial Senior Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are names in which certificates are registered.

        If this Letter of Transmittal or any certificates or instruments of transfer are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of such persons' authority to so act.

        If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Initial Senior Notes listed and transmitted hereby, the certificate(s) must be endorsed or accompanied by written instrument(s) of transfer in form satisfactory to us and duly executed by the registered holder, signed exactly as the name(s) of the registered owner appear(s) on the certificate(s), and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the Initial Senior Notes may require in accordance with the restrictions on transfer applicable to the Initial Senior Notes. Signature(s) on such certificate(s) or instrument(s) of transfer must be guaranteed by an Eligible Institution.

6.     Special Exchange and Delivery Instructions.

        If Exchange Senior Notes or certificates for Initial Senior Notes not exchanged are to be issued in the name of a person other than the signer of this Letter of Transmittal, or are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate sections of this Letter of Transmittal should be completed. In the case of issuance in a different name, the taxpayer identification number of the person named must also be indicated. Holders tendering Initial Senior Notes by book-entry transfer may request that Initial Senior Notes not exchanged be credited to such account maintained at DTC as such holder may designate. If no such instructions are given, Initial Senior Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC.

7.     Irregularities; Waiver of Conditions.

        The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Initial Senior Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right, in its sole and absolute discretion, to reject any and all tenders determined by it not to be in proper form or the acceptance for exchange of which may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer—Conditions to the Exchange Offer" or any defect or irregularity in any tender of Initial Senior Notes of any particular holder whether or not similar defects or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Initial Senior Notes will be deemed to have been validly made until all defects or irregularities with respect to such tender have been cured or waived. Neither the Company, any affiliates of the Company, the Exchange Agent, or any other person shall be under any duty to give any notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

8.     Questions, Requests for Assistance and Additional Copies.

        Questions and requests for assistance may be directed to the Exchange Agent at its telephone number set forth above. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

9.     Mutilated, Lost, Destroyed or Stolen certificates.

        If any certificate representing Initial Senior Notes has been mutilated, lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, destroyed or stolen certificates have been followed.

10.   Security Transfer Taxes.

        Holders who tender their Initial Senior Notes for exchange will not be obligated to pay any transfer taxes in connection therewith, except that if Exchange Senior Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Initial Senior Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Initial Senior Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such transfer tax or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer tax will be billed directly to such tendering holder.

11.   Tax Identification Number and Backup Withholding.

        Federal income tax law generally requires that a holder of Initial Senior Notes whose tendered Initial Senior Notes are accepted for exchange or such holder's assignee (in either case, the "Payee"), provide the Exchange Agent (the "Payor") with such Payee's correct Taxpayer Identification Number

("TIN"), which, in the case of a Payee who is an individual, is such Payee's social security number. If the Payor is not provided with the correct TIN or an adequate basis for an exemption, such Payee may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% of the gross proceeds received pursuant to the Exchange Offer. If withholding results in an overpayment of taxes, a refund may be obtained.

        To prevent backup withholding, each Payee must provide such Payee's correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the TIN provided is correct (or that such Payee is awaiting a TIN) and that:

  •
  the Payee is exempt from backup withholding;

  •
  the Payee has not been notified by the Internal Revenue Service that such Payee is subject to backup withholding as a result of a failure to report all interest or dividends; or

  •
  the Internal Revenue Service has notified the Payee that such Payee is no longer subject to backup withholding.

        If the Payee does not have a TIN, such Payee should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the certificate of Awaiting Taxpayer Identification Number set forth herein. If the Payee does not provide such Payee's TIN to the Payor within 60 days, backup withholding will begin and continue until such Payee furnishes such Payee's TIN to the Payor. Note: Writing "Applied For" on the form means that the Payee has already applied for a TIN or that such Payee intends to apply for one in the near future.

        If Initial Senior Notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

        Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee must enter its correct TIN in Part 1 of the Substitute Form W-9, write "Exempt" in Part 2 of such form and sign and date the form. See the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8, "certificate of Foreign Status," signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Payor.

Important:  This Letter of Transmittal (together with Initial Senior Notes or confirmation of book-entry transfer and all other required documents) or a Notice of Guaranteed Delivery must be received by the Exchange Agent on or prior to 5:00 p.m., New York City time, on the Expiration Date.

PAYOR'S NAME: THE BANK OF NEW YORK TRUST COMPANY, N.A

Form W-9 Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. DO NOT SEND TO THE IRS.

Individual or business name (if joint account, list first and circle the name of person or entity whose number you furnish in Part I below): ___________________________

Check appropriate box:	☐	Individual/	☐ Corporation	☐ Partnership	☐ Other:
Sole proprietor
Address (number, street, and apt. or suite no.):
City, state and zip code:
Part I — PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER (TIN) IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	TIN (Social Security Number or Employer Identification Number):

Part II — FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE WRITE "EXEMPT" HERE (SEE INSTRUCTIONS): ____________________________

Part III — CERTIFICATION
Under penalties of perjury, I certify that:

(1)
The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me);
(2)
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3)
I am a U.S. person (including a U.S. resident alien).

Cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACK-UP WITHHOLDING.

SIGNATURE	DATE

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR"
IN PART I OF THE SUBSTITUTE FORM W-9 CERTIFICATE OF TAXPAYER AWAITING IDENTIFICATION NUMBER.

I certify under penalties of perjury that a taxpayer identification number (TIN) has not been issued to me, and that I mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administrative Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a TIN to the Payor within 60 days, the Payor is required to withhold 28% of all cash payments made to me thereafter until I provide a number.

SIGNATURE	DATE

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

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LETTER OF TRANSMITTAL
Signature Guarantee (If required—see Instructions 2 and 5)
Special Exchange Instructions (See Instructions 2, 5 and 6)
Special Delivery Instructions (See Instructions 2, 5 and 6)
INSTRUCTIONS (Forming part of the terms and conditions of the Exchange Offer)